                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Suburban Bancshares, Inc.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- - --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- - --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------

     (5) Total fee paid:

- - --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- - --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- - --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- - --------------------------------------------------------------------------------

     (3) Filing party:

- - --------------------------------------------------------------------------------

     (4) Date filed:

- - --------------------------------------------------------------------------------

                           SUBURBAN BANCSHARES, INC.
                           7505 GREENWAY CENTER DRIVE
                                  P.O. BOX 298
                           GREENBELT, MARYLAND 20768

                               ------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 1995

To the Shareholders of
Suburban Bancshares, Inc.:

     In connection with the annual meeting of shareholders of Suburban Bancshares, Inc. (the "Company") to be held on May 16, 1995, we enclose a notice of meeting and proxy statement containing information concerning those matters which will be considered at the meeting.

     Financial and other information concerning the Company's activities and operations during 1994 is contained in our annual report, a copy of which is enclosed herewith.

     You are cordially invited to attend the annual meeting in person. However, we would appreciate your completing, signing and dating the enclosed proxy card and returning it in the enclosed postage prepaid envelope so that your shares can be voted if you do not attend the meeting. If you do attend the meeting, you may revoke your proxy and vote in person.

                                          Sincerely,

                                      /s/ WINFIELD M. KELLY, JR.
                                          -----------------------------------
                                          Winfield M. Kelly, Jr.
                                          Chairman of the Board of Directors

     Whether or not you expect to attend the meeting, please promptly complete, sign and date the enclosed proxy card and return it in the return envelope furnished for that purpose.

                           SUBURBAN BANCSHARES, INC.
                           7505 GREENWAY CENTER DRIVE
                                  P.O. BOX 298
                           GREENBELT, MARYLAND 20768

                               ------------------

        NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 16, 1995

                               ------------------

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders (the "Meeting") of Suburban Bancshares, Inc., a Delaware corporation (the "Company"), will be held on May 16, 1995 at 10:00 a.m., E.D.T., at The Holiday Inn at 9100 Basil Court, Landover, Maryland 20785, to consider and vote upon the following matters:

        1. The election of two directors to fill the vacancies in and serve as member of the class of directors whose term expires at the 1998 annual meeting of shareholders or until their successors are elected and qualify.

        2. The approval of Stegman & Company as the Company's independent public accountants for 1995.

        3. The transaction of such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record at the close of business on March 31, 1995 are entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors,

                                      /s/ SUSAN JANE HANSEN
                                          -----------------------------------
                                          SUSAN JANE HANSEN, Secretary

April 7, 1995

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                           SUBURBAN BANCSHARES, INC.
                           7505 GREENWAY CENTER DRIVE
                                  P.O. BOX 298
                           GREENBELT, MARYLAND 20768

                               ------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 1995

                               ------------------

                                  INTRODUCTION

     This proxy statement is being furnished to the holders of common stock of Suburban Bancshares, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's board of directors (the "Board of Directors") for use at the annual meeting of shareholders to be held on May 16, 1995, at 10:00 a.m., E.D.T., at The Holiday Inn at 9100 Basil Court, Landover, Maryland 20785, and at any adjournment thereof (the "Meeting"). The purpose of the Meeting is to (i) elect two directors to fill the vacancies in and serve as members of the class of directors whose term expires at the 1998 annual meeting of shareholders, (ii) approve of Stegman & Company as the Company's independent public accountants for 1995, and (iii) transact such other business as may properly come before the Meeting. See "Election of Directors", "Selection of Independent Auditors" and "Other Matters".

     Holders of a majority of the Company's outstanding common stock, par value $.01 per share (the "Common Stock"), must be present at the Meeting, either in person or represented by proxy, to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted to determine whether a quorum is present. Shareholders of record at the close of business on March 31, 1995 are entitled to notice of, and to vote at, the Meeting. As of the close of business on March 31, 1995, there were approximately 1,051 holders of record of the Common Stock ("shareholders") and 9,054,459 shares of Common Stock outstanding of record. In the election of directors, each shareholder is entitled to cast one vote for each director to be elected; cumulative voting is not permitted. Directors are elected by a plurality of votes by the holders of shares of Common Stock of the Company in person or represented by proxy at the meeting, with a quorum. For purposes of election of directors, abstentions and broker non-votes are not considered to be votes cast and do not offset the plurality vote required for election of Directors.

     The mailing address of the Company's offices is P.O. Box 298, Greenbelt, Maryland 20768. The Company's telephone number is (301) 474-6694. This proxy statement and the accompanying notice of Meeting and proxy card are first being provided to shareholders on or about April 14, 1995.

     The cost of soliciting proxies and preparing the proxy materials will be borne by the Company. In addition, the Company will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. Proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of the Company or its subsidiaries without additional compensation to them.

     The Board of Directors has selected Barbara M. Di Nenna and Vincent D. Palumbo, to act as proxies with full powers of substitution. Any shareholder executing a proxy has the power to revoke the proxy at any time before it is voted. This right of revocation is not limited or subject to compliance with any formal procedure. Any shareholder may attend the meeting and vote in person whether or not he has previously given a proxy.

     Unless revoked at or before the Meeting, a properly executed proxy received by the Company in time for the Meeting will be voted in accordance with the shareholder's specified instructions on the proxy. If a signed proxy is returned without specific instructions on it, the shareholder's Common Stock will be voted "for" the election of each of the nominated directors and "for" the approval of the independent accountants. If any other business is brought before the Meeting (which the Board of Directors does not expect to occur),

Common Stock represented by proxies will be voted in accordance with the judgment of the proxies voting them. See "Election of Directors", "Selection of Independent Auditors" and "Other Matters".

                 SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

     Shareholders' proposals intended to be presented at the 1996 annual meeting must be received by the Company for inclusion in the Company's proxy statement and proxy relating to that meeting by January 2, 1996.

                             ELECTION OF DIRECTORS

     The Board of Directors has established, by resolution, the number of directors at eleven: four directors each in the classes whose terms expire in 1996 and 1998 and three directors in the class whose term expires in 1997. After the election of directors at the Meeting, two vacancies will remain to be filled by appointment of the Board of Directors to the class whose term expires at the 1998 annual meeting, and one vacancy will remain to be filled by appointment to the class whose term expires at the 1996 annual meeting.

     It is intended that the persons named on the accompanying proxy card will vote for the election of the nominee described below. The Board of Directors believes that all of the nominees will be available and able to serve as directors, but if any of these persons should not be available or able to serve, the proxies may exercise discretionary authority to vote for substitutes proposed by the Board of Directors.

     The following table sets forth the names of the nominees for election as directors in the class whose term will expire at the 1998 annual meeting of shareholders and the current directors in the 1996 and 1997 classes. The age of each nominee and/or current director, the year each became a director of the Company (if applicable), his or her affiliation with the Company's subsidiaries (the "Banks"), Suburban Bank of Maryland ("Suburban Maryland") and Suburban Bank of Virginia, N.A. ("Suburban Virginia"), his or her principal occupation during the last five years, and certain other affiliations are also disclosed. Information relating to the approximate number of shares of Common Stock beneficially owned by each nominee and director is shown below under the heading "Beneficial Ownership of Common Stock."

                                  SERVED
                                  AS A
                                  DIRECTOR              POSITIONS WITH THE COMPANY AND
         NAME AND AGE             SINCE          ITS SUBSIDIARIES, AND PRINCIPAL OCCUPATIONS
- - ------------------------------    ----       ----------------------------------------------------
1998 CLASS (nominees)
1.   Kenneth H. Michael (56)                 Former Director, 1990 -- March 1993; Director,
                                             Suburban Maryland, 1980 -- present; Chairman, The
                                             Michael Companies, Inc., real estate development,
                                             1987 -- present

2.   Winfield M. Kelly, Jr.       1993       Chairman of the Board, Chief Executive Officer,
     (59)                                    March 1993 -- present; Chairman of the Compensation
                                             Committee, April 1994 -- present; Chairman of the
                                             Board, Suburban Maryland, July 1993 -- present;
                                             Chairman of the Board, Suburban Virginia, June
                                             1993 -- present; Chairman of the Board, Dimensions
                                             Health Corporation, 1985 -- April 1993; President
                                             and Chief Executive Officer, Dimensions Health
                                             Corporation, health care, April 1993 -- present;
                                             Chairman of the Board, WMK, Inc. 1984 -- present;
                                             Secretary of State, State of Maryland, 1987 -- March
                                             1993
1997 CLASS
1.   Glen H. Ballowe (70)         1993       Director, June 1993 -- present; Director, Suburban
                                             Maryland, October 1993 -- present; President, Chief
                                             Executive Officer, Ballowe Corporation, construction
                                             and development, 1984 -- present

                                  SERVED
                                  AS A
                                  DIRECTOR              POSITIONS WITH THE COMPANY AND
         NAME AND AGE             SINCE          ITS SUBSIDIARIES, AND PRINCIPAL OCCUPATIONS
- - ------------------------------    ----       ----------------------------------------------------
2.   Elizabeth J. Buck (38)       1993       Director, April 1993 -- present; Director, Suburban
                                             Maryland, September 1993 -- present; President, Buck
                                             Distributing Company, beverage distribution, 1985 --
                                             present; Commissioner, WSSC bi-county water & sewer,
                                             1990 -- present

3.   Vincent D. Palumbo (60)      1990       Director, 1990 -- present; Chairman of the Corporate
                                             CRA Committee, June 1993 -- present; Co-Vice
                                             Chairman of the Board of Directors, 1990 -- March
                                             1993; Director, Suburban Maryland, 1985 -- present;
                                             President, V.D. Palumbo, P.A., an oral and
                                             maxillofacial surgeon, 1965 -- present
1996 CLASS
1.   Barbara M. DiNenna (57)      1993       Director, April 1993 -- present; Chairman of the
                                             Audit Committee, June 1993 -- present; Director,
                                             Suburban Maryland, September 1993 -- present;
                                             Accountant, DiNenna & Associates, CPA, P.A.,
                                             1973 -- present; Director and Chairman of the Board,
                                             Prince George's Hospital Foundation, Inc.,
                                             1991 -- present

2.   Marlin K. Husted (65)        1993       Director, Vice Chairman of the Board, July
                                             1993 -- present; Director and Vice Chairman of the
                                             Board, Suburban Virginia, August 1993 -- present;
                                             Director, Suburban Maryland, August 1993 -- present;
                                             Chairman of the Board, First American Bank of
                                             Maryland, 1984 -- June 1993

3.   Raymond G. LaPlaca (58)      1990       Director, 1990 -- present; Chairman of the Executive
                                             Committee, 1990 -- March 1993; Chairman of the
                                             Board, Suburban Maryland, 1983 -- July 1993; Vice
                                             Chairman of the Board, Suburban Maryland, July
                                             1993 -- present; Director, Suburban Maryland,
                                             1980 -- present; Partner, Reichelt, Nussbaum,
                                             LaPlaca & Miller, a law firm, 1985 -- present;
                                             general partner

     RECOMMENDATION AND VOTE: The individuals listed above as nominees will be elected to the 1998 Class of the Company's Board of Directors upon a plurality vote by the shareholders of the Company present by proxy or in person at the Meeting, with a quorum.

     The Board of Directors recommends a vote FOR each of the nominated individuals.

                        DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

     In addition to Winfield M. Kelly, Jr. and Marlin K. Husted, included in the director listing above, the following are the executive officers of the Company:

     William R. Johnson, 55, was Executive Vice President of the Company from June 1991 through March 1993 and has been Chief Operating Officer of the Company since June 1991. Mr. Johnson became President of the Company in April 1993 and has served as an ex-officio member of the Company's Board of Directors since May 1990. Mr. Johnson has been President, Chief Executive Officer and a director of Suburban Maryland since 1987 and President, Chief Executive Officer and a director of Suburban Virginia since October 1993.

     Sibyl S. Malatras, 51, was appointed Senior Vice President and Treasurer of the Company effective April 1994. Ms. Malatras has been Senior Vice President and Treasurer of Suburban Maryland since April 1988 and was appointed Senior Vice President and Cashier of Suburban Virginia in October 1993.

BOARD AND COMMITTEE INFORMATION

     During 1994, the Board of Directors held a total of thirteen meetings, twelve regular meetings and one organizational meeting. One director, Elizabeth
J. Buck, attended fewer than 75% of the total number of meetings of the Board of Directors and the committees on which she served during 1994. The Board of Directors of the Company currently has a Corporate CRA Committee, a Compensation Committee and an Audit Committee. During 1994, the Board of Directors of the Company did not have a standing Nominating Committee.

     The Corporate CRA (Community Reinvestment Act) Committee's functions include recommendations on policies and procedures relating to the Company's and the Banks' community reinvestment efforts, and monitoring the CRA activities of the Banks. The Committee, includes three current directors, Messrs. Palumbo (Chairman), Ballowe and Husted. Mr. Johnson, one director from the board of directors of Suburban Maryland, and four employees of the Banks also served on the Committee which held three meetings during 1994.

     The Audit Committee meets at least quarterly with management representatives and the internal auditor. The Committee recommends to the Board of Directors the appointment of independent auditors; approves the continuing scope of both internal and external audits and of internal loan reviews; and reviews the results of the audits and loan reviews. The independent and internal auditors have unrestricted access to the Audit Committee and vice versa. Current directors serving on the Audit Committee include Ms. DiNenna (Chairman) and Mr. Husted; three directors from the Banks' boards of directors also serve on this Committee. During 1994, the Audit Committee held twelve meetings.

     The Compensation Committee was formed in 1994 to review the Company's compensation policy and programs, including executive salary administration and incentive compensation plans and to make recommendations to the Board of Directors concerning these programs. The Committee, which includes Ms. DiNenna and Messrs. Kelly (Chairman), Husted and LaPlaca held one meeting in 1994.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission
(SEC). Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any known failure to file such ownership reports by these dates in 1994. To the Company's knowledge, all filing requirements were satisfied by the Company's executive officers and directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION FOR THE YEARS ENDED 1994, 1993 AND 1992

     The following table sets forth the annual and long-term compensation for service in all capacities to the Company for the years ended December 31, 1994, 1993 and 1992 of (i) the Chief Executive Officer and (ii) the other most highly compensated executive officers of the Company and its subsidiaries whose salaries and bonuses exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                     ALL
                                                                      LONG-TERM     OTHER
                                                   ANNUAL             COMPENSATION  COMPENSATION
                                              COMPENSATION (1)        AWARDS        (2)
                                             ------------------       -------       ------
                                                                      NUMBER
                                                                        OF
                                                                      SHARES
                                                                      SUBJECT
                                                            BONUS       TO
    NAME AND PRINCIPAL POSITION      YEAR     SALARY        (3)       OPTIONS
- - -----------------------------------  ----    --------       ---       -------
Winfield M. Kelly, Jr. (4)           1994    $100,000       $ 0             0       $    0
Chairman & Chief Executive Officer   1993      42,011         0       300,000(5)         0
                                     1992           0         0             0            0

William R. Johnson (6)               1994    $130,135       $ 0             0       $5,001
President & Chief Operating          1993     121,000         0             0        4,468
  Officer;
  President & Chief Executive        1992     125,654         0             0        3,506
  Officer of Suburban Maryland and
  Suburban Virginia

- - ---------------

(1) Salary amounts include base salary earned and paid in cash during the fiscal year. No Named Executive Officer received any perquisites and other personal benefits the aggregate amount of which exceeded the lesser of either $50,000 or 10% of the total annual salary and bonus reported for 1994 in the Summary Compensation Table.

(2) Included in other compensation are tax deferred contributions for Mr. Johnson to the 401(k) Plan. The amount reflects only contributions made during each of the calendar years that vested during the year.

(3) No bonuses were awarded in 1994, 1993 or 1992. See "Report of the Board of Directors on Executive Compensation."

(4) Mr. Winfield M. Kelly, Jr., who assumed this position on March 10, 1993, was not previously employed by the Company. Under the terms of Mr. Kelly's employment agreement with the Company, he received an aggregate of $30,000 annually as director's fees, until October 1993, when, upon the successful completion of the stock offering, his director's fee was adjusted to $100,000 annually. See "Employment Agreements."

(5) Under the terms of the Plan of Reorganization and Recapitalization, as amended, Mr. Kelly received 300,000 Management Stock Options upon the successful completion of the stock offering.

(6) Mr. Johnson assumed the position of President of the Company in April 1993 and President and Chief Executive Officer of Suburban Virginia in October 1993.

OPTION/STOCK APPRECIATION RIGHTS GRANTS

     No stock options were granted pursuant to the Management Stock Option Plan or the Incentive Stock Option Plan in 1994. The Company has never granted any stock appreciation rights.

YEAR-END VALUE OF OPTIONS

     Shown below is information with respect to the unexercised options to purchase the Company's Common Stock. Neither the Chief Executive Officer nor the other Named Executive Officer exercised any stock options during 1994.

                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                  OPTIONS HELD AT DECEMBER 31,        IN-THE-MONEY OPTIONS
                                                              1994                  AT DECEMBER 31, 1994 (1)
                                                  ----------------------------    ----------------------------
                     NAME                         EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- - -----------------------------------------------   -----------    -------------    -----------    -------------
Winfield M. Kelly, Jr..........................       -0-           300,000(2)        -0-          $ 326,250
William R. Johnson.............................        --                --            --                 --

- - ---------------
(1) Value is considered to be the difference between the exercise price and the market price of $1.1875 at December 31, 1994.

(2) These options become exercisable when the Company achieves certain performance levels as defined in the option agreement.

COMPENSATION OF DIRECTORS

     During 1994, the Company did not pay its directors a fee for attending meetings of the Board of Directors or committees of the Board of Directors. Mr. Kelly, Chairman of the Boards of the Company and the Banks, receives $100,000 annually for his services as Chairman; Mr. Husted, Vice Chairman of the Board of the Company and Suburban Virginia, is paid $10,800 annually and, by agreement, will receive a severance benefit of $9,000 per year served until January 1, 2000. In December 1994, the Company initiated an arrangement whereby each director will receive $100 for each Board and/or Committee meeting attended beginning in January 1995.

EMPLOYMENT AGREEMENTS

     Pursuant to an agreement that became effective on March 10, 1993, between the Company and Winfield M. Kelly, Jr., Mr. Kelly is employed as the Chairman of the Board of Directors and Chief Executive Officer of the Company and as Chairman of the board of directors of each of the Banks. Under the terms of his employment agreement, the initial term of Mr. Kelly's employment will expire as of the date of the 1996 annual meeting of shareholders of the Company. The agreement will renew automatically with the reelection of Mr. Kelly as Chairman of the Board of Directors. The agreement provides that Mr. Kelly receives (i) annual director's fees of $100,000 (payable by the Banks), and (ii) certain employee benefits including health, life and disability insurance. If Mr. Kelly terminates the agreement for cause (as defined) or if his employment is terminated by the Company without cause or is terminated or not renewed as a result of any sale or exchange of stock resulting in a change in a controlling interest of the Company or either of the Banks, Mr. Kelly will be entitled to the sum of $150,000. If Mr. Kelly's employment is terminated by the Company for cause (as defined), he will be entitled only to compensation earned prior to such termination.

     Pursuant to an agreement between Suburban Maryland and William R. Johnson, Mr. Johnson has been employed as Suburban Maryland's President and Chief Executive Officer on a year-to-year basis since March 31, 1990 and will be employed from year-to-year thereafter unless the agreement is terminated in accordance with its terms. Under the terms of his employment, Mr. Johnson receives an annual base salary of $133,030 and certain employee benefits, including life insurance and the use of an automobile. Mr. Johnson is also entitled to deferred compensation, the agreement for which has yet to be established. If Mr. Johnson were terminated without cause, he would receive six months base salary and any earned incentive pay, plus continued employee benefits during such period. In the event of termination for cause (as defined), Mr. Johnson would be entitled only to compensation earned prior to termination.

LIFE INSURANCE

     William R. Johnson has a split-dollar life insurance policy arrangement with Suburban Maryland. The policy, which is owned by Mr. Johnson, was obtained in 1988 and provides for an initial death benefit of $550,000. Suburban Maryland advances the premium payments made under the policy, which represent approximately 15% of Mr. Johnson's base salary, and Mr. Johnson has assigned the policy to Suburban Maryland to secure the repayment of the advances. In 1994, Suburban Maryland made aggregate premium payments of $19,566 for the policy.

INCENTIVE STOCK OPTION PLAN

     Pursuant to the Stock Option Plan, there are reserved for issuance to officers and key employees of the Company and the Banks 404,235 shares of Common Stock, which have been registered under the Securities Act of 1933, as amended. No options to purchase shares were granted under the Stock Option Plan in 1992, 1993 or 1994. Options to purchase 3,000 and 53,790 shares expired in 1992 and 1993, respectively, and are currently available for issuance under the terms of the Stock Option Plan. During 1993, options to purchase 61,770 shares were cancelled. No options expired or were cancelled in 1994. Of the 404,235 shares of Common Stock reserved and available for issuance under the Stock Option Plan, there are outstanding options to purchase 80,000 shares of Common Stock at an average weighted exercise price of $5.625 per share.

     The Stock Option Plan, which is intended to qualify as an incentive stock option plan within the meaning of Section 422A of the Code, is currently administered by the Company's Compensation Committee. Only officers and key employees of the Company and each of its subsidiaries (50% owned or greater) are eligible to receive options under the Stock Option Plan. No member of the Board of Directors is, or was at any time within one year prior to his appointment to the Board of Directors, eligible to participate in the Stock Option Plan. The Board of Directors has the authority to determine who among the eligible participants will be granted options, whether or not an option to be granted will be designated an incentive stock option within the meaning of Section 422A of the Code ("Qualified Option"), the number of shares to be covered by each option, the time or times at which the options may be granted or exercised, and the terms and provisions of the options which are not otherwise stated in the Stock Option Plan.

     Under the Stock Option Plan, options may not be granted at a price that is less than the fair market value of the Common Stock on the date the option is granted. While the terms of the options granted pursuant to the Stock Option Plan may vary, Qualified Options generally may not be exercisable until one year of continuous service has elapsed and may not have a term of more than ten years while options which are not Qualified Options may not have a term of more than eleven years.

MANAGEMENT STOCK OPTION

     Under the terms of the Plan of Reorganization and Recapitalization, as amended, (the "Plan"), on September 27, 1993, upon the successful completion of the Company's public offering, options to purchase an aggregate of 350,000 shares of Common Stock were granted to Winfield M. Kelly, Jr. and other persons designated by him. These options become exercisable at a purchase price of $0.10 per share when the Company achieves certain performance levels as defined in the option agreement, and have a term of five years from the effective date of the Plan. Upon Mr. Kelly's designation, Mr. Husted and Mr. Albert W. Turner, a principal shareholder of the Company, were each granted 25,000 of the Management Options; Mr. Kelly received the remaining 300,000 options. To date, none of the 350,000 options is exercisable.

QUALIFIED EMPLOYEE BENEFIT PLAN

     The Company has in effect a qualified employee benefit plan pursuant to
Section 401(k) of the Code. All full-time employees of the Company and its subsidiaries who have reached the age of 21 and have completed at least six months of service (as defined) are eligible to participate in this plan. Participants may elect to defer a portion of their salary up to certain statutory maximums on a pre-tax basis. The Company (and the subsidiary/employer of the employee, if such is the case) contributes on a participant's behalf on an annual basis, (i) an amount equal to 100% of the first 1% of the participant's compensation contributed by the participant and (ii) 60% of the next 5% of the participant's compensation that he or she contributes. A participant's right to the contributions made on his or her behalf by the Company and/or the applicable subsidiary/employer (with interest earnings) vests on a five-year rolling schedule, with 100% vesting after the fifth year of service.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 1994, the Compensation Committee was composed of the following members:
Winfield M. Kelly, Jr., Chairman of the Committee and Chairman of the Board of Directors and Chief Executive Officer of the Company; Marlin K. Husted, Vice Chairman of the Board of Directors; Barbara M. DiNenna; and Raymond G. LaPlaca. No current or former officers or employees of the Company or its subsidiaries, with the exception of Mr. Kelly participated in deliberations of and/or actions taken by the Compensation Committee concerning executive compensation; deliberations and actions taken concerning compensation for Mr. Kelly were conducted by the Committee in his absence.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee was appointed by the Board of Directors effective April 20, 1994. This Committee is responsible for reviewing and making recommendations to the Board of Directors concerning the Company's compensation policy and programs, including executive salary administration and incentive compensation plans. Directors appointed to this Committee include Ms. DiNenna and Messrs. Husted, Kelly and LaPlaca. The Chief Executive Officer will not participate in discussions or recommendations of any program which will directly affect his compensation.

     The Company's executive compensation policies are intended to provide competitive levels of compensation that reflect the Company's annual and long-term performance goals, reward superior corporate performance and assist the Company in attracting and retaining qualified executives. Total compensation for each of the Named Executive Officers as well as other senior executives may be comprised of three principal components: base salary or directors fees, incentive compensation, and grants of options to purchase the Company's Common Stock.

     Since 1990, the executive incentive bonus program has been suspended and no options have been granted pursuant to the Incentive Stock Option Plan. Future awards will be based on individual and company-wide performance. The Compensation Committee has not established specific criteria for bonuses or options which may be awarded in the future, but intends that specific bonus awards will be determined principally in relation to attainment by the Company of its earnings targets, with other measures of financial and non-financial performance also taken into account.

     The compensation of the Chief Executive Officer was determined pursuant to the Plan of Reorganization and Recapitalization and the employment agreement between the Company and Mr. Kelly, both of which were approved by the Board of Directors in the first quarter of 1993.

     The relative levels of the base salary for the senior officers of the Company are designed to reflect each officer's scope of responsibility and accountability within the Company. Base salaries are fixed at levels which the Board believes are comparable to those executives of similar status in the financial services industry in the Company's market area and are reflective of the fact that each of the senior officers have broad Company-wide responsibilities.

                                          Winfield M. Kelly, Jr. (Chairman)
                                          Marlin K. Husted
                                          Barbara M. DiNenna
                                          Raymond G. LaPlaca

                            STOCK PERFORMANCE GRAPH

     The following chart compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the five years ended December 31, 1994, with the cumulative total return on the Center for Research in Securities Prices ("CRSP") Total Return Index for the NASDAQ Stock Market (U.S. Companies) and the CRSP Total Return Index for NASDAQ Financial Stocks. The comparison assumes $100 was invested on December 31, 1989 in the Company's Common Stock and in each of the foregoing indices and the reinvestment of dividends.

     There can be no assurance as to future trends in the cumulative total return of the Company's Common Stock or of the following indices. The Company does not make nor does it endorse any predictions as to future stock performance.

                             [PERFORMANCE CHART]

                                                  CRSP Total
                                                 Return Index
                                                 for the NAS-     CRSP Total
                                                   DAQ Stock     Return Index
                                   Suburban      Market (U .S.    for NASDAQ
      Measurement Period          Bancshares,       Compa-         Financial
    (Fiscal Year Covered)            Inc.          nies)(*)       Stocks (*)
1989                                       100             100             100
1990                                        44              85              77
1991                                        17             136             119
1992                                        20             159             170
1993                                        34             181             197
1994                                        29             177             198

- - ---------------
(*) The CRSP Total Return Index for the NASDAQ Stock Market (U.S. Companies) is an index comprising all domestic common shares traded on the NASDAQ National Market and the NASDAQ Small-Cap Market. The CRSP Total Return Index for NASDAQ Financial Stocks is an index comprising all financial company American Depository Receipts, domestic common shares and foreign common shares traded on the NASDAQ National Market and the NASDAQ Small-Cap Market. These indices were prepared for NASDAQ by the Center for Research in Securities Prices ("CRSP") at the University of Chicago and distributed to NASDAQ-listed companies to assist them in complying with the proxy disclosure requirements. The Company has not independently verified the computation of these total return indices.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information as of March 1, 1995 with respect to the beneficial ownership of the Company's Common Stock of each person who is known to own beneficially more than 5% of the outstanding shares of Common Stock, each director, each Named Executive Officer, and all directors and executive officers as a group. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

                                                                   SHARES OF
                                                                    COMMON
                                                                     STOCK        PERCENTAGE
                                                                   BENEFICIALLY    OF
                            NAME                                   OWNED (1)      CLASS
- - -------------------------------------------------------------      ---------      -----
Albert W. Turner.............................................        881,436      8.00%
     c/o Carrollton Enterprises, Ltd.
     11720 Beltsville Drive, Suite 1000
     Beltsville, Maryland 20705
Winfield M. Kelly, Jr. (nominee).............................        270,500      2.46%
Marlin K. Husted.............................................         38,745(2)   0.35%
Glen H. Ballowe..............................................         47,250(3)   0.43%
Elizabeth J. Buck............................................         20,250      0.18%
Barbara M. DiNenna...........................................        135,000      1.23%
Raymond G. LaPlaca...........................................         54,883(4)   0.50%
Kenneth H. Michael (nominee).................................        181,104      1.64%
Vincent D. Palumbo...........................................        248,921(5)   2.26%
William R. Johnson...........................................         19,190      0.17%
All executive officers and directors as a group..............      1,019,893      9.34%

- - ---------------

(1) Includes common stock beneficially owned and currently exercisable warrants which were issued in conjunction with the stock offering in 1993.

(2) Includes 1,295 common stock warrants and 3,700 shares as to which Mr. Husted shares voting and investment power with his wife.

(3) Includes 12,075 common stock warrants and 34,500 shares as to which Mr. Ballowe shares voting and investment power with his wife.

(4) Includes 5,495 common stock warrants and 35,164 shares as to which Mr. LaPlaca shares voting and investment power with his wife.

(5) Includes 18,445 common stock warrants and 114,488 shares as to which Dr. Palumbo shares voting and investment power with his wife.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Banks have had, and expect to have in the future, banking transactions in the ordinary course of business with some of their directors, officers and employees, and their associates. In the past, substantially all of such transactions have been on the same terms, including interest rates, maturities and collateral requirements as those prevailing at the time for comparable transactions with unaffiliated parties and did not involve more than the normal risk of collectibility or present other unfavorable features.

     At December 31, 1994, loans to officers and directors of the Company and the Banks, including loans to their related interests, totalled approximately $846,000. During 1994, $398,000 of new loans and principal advances on existing loans were made, repayments totalled $590,000 and resignations accounted for a reduction in loans to officers and directors of the Company of $305,000. In the opinion of the Company's Board of Directors, the terms of the foregoing loans are no less favorable to the Banks than terms of loans to unaffiliated parties.

     Frank Lucente, a director of the Company until March 23, 1993, and a current director of Suburban Maryland, is a general partner in a partnership which leases a branch facility to Suburban Maryland. The initial five year lease term expired June 30, 1992, and the lease was renewed under the first of three renewal options at a minimum annual rental of approximately $75,600. In the opinion of the Company's Board of Directors, the terms of the foregoing lease is no less favorable to the Company than those which could have been received from unaffiliated parties.

                       SELECTION OF INDEPENDENT AUDITORS

     Stegman and Company has served as the Company's independent public auditor for 1994. Representatives of Stegman and Company are expected to attend the Meeting and will have an opportunity to make a statement if they so desire. They will be available to respond to appropriate questions regarding the Company's consolidated financial statements for 1994.

     KPMG Peat Marwick LLP served as the Company's independent public auditor from 1989 through 1993. In 1994, KPMG Peat Marwick LLP performed various professional services for the Company, including completion of the audit of financial statements of the Company for 1993 and preparation of corporate tax returns.

     On April 20, 1994, the Board of Directors, upon the recommendation of the Audit Committee, selected Stegman & Company, effective April 29, 1994, to audit the books of the Company and its subsidiaries for the year ending December 31, 1994, to report on the consolidated statements of financial position and related statements of earnings of the Company and its subsidiaries, and to perform such other accounting services as may be required by the Board. The Company has been advised by Stegman & Company that the firm did not have any direct financial interest or any material indirect financial interest in the Company and its subsidiaries in 1993 or currently.

     There were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit report of KPMG Peat Marwick LLP on the consolidated financial statements of Suburban Bancshares, Inc. and subsidiaries as of and for the year ended December 31, 1992, contained a qualification regarding the Company's ability to continue as a going concern. For the year ended December 31, 1993, however, their audit report did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Board of Directors recommends a vote "FOR" ratifying the selection of Stegman & Company as the Company's independent public accountants for 1995.

                           ANNUAL REPORT ON FORM 10-K

     Upon request, any shareholder of the Company can obtain the Company's Annual Report on Form 10-K for the Year ended December 31, 1994, at no charge.

                                 OTHER MATTERS

     The Meeting is called for the purposes set forth in the accompanying notice of the Meeting. Other than the proposals set forth in the accompanying notice, the Company's management is not aware of any matter to be brought before the Meeting. However, should any other matter properly come before the Meeting, the persons named in the accompanying proxy card or their duly authorized substitutes acting at the Meeting will vote or otherwise act on such matter in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                      /s/ WINFIELD M. KELLY, JR.
                                          --------------------------------------
                                          Winfield M. Kelly, Jr.
                                          Chairman of the Board of Directors
                                          April 7, 1995

                           SUBURBAN BANCSHARES, INC.

              PROXY SOLICITED ON BEHALF FOR THE BOARD OF DIRECTORS

         THE UNDERSIGNED STOCKHOLDER of Suburban Banshares, Inc. hereby appoints Barbara M. DiNenna and Vincent D. Palumbo the lawful proxies of the undersigned with full power of substitution to vote, as designated on the reverse side, all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, May 16, 1995 at 10:00 a.m. at the Holiday Inn at 9100
Basil Court in Landover, Maryland 20785, and at any and all adjournments thereof with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated April 7, 1995, receipt of which is hereby acknowledged.

         Shares represented by all properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on this proxy. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED FOR THE MATTERS ON THE REVERSE SIDE. IF ANY OTHER BUSINESS ARISES AT THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS.

                     (Continued and to be dated and signed on the reverse side.)


                                  SUBURBAN BANCSHARES, INC.
                                  P.O. BOX 11470
                                  NEW YORK, N.Y. 10203-0470

1. Election of Directors          FOR all nominees  / /         WITHHOLD AUTHORITY to vote  / /          *EXCEPTIONS  / /
                                  listed below                  for all nominees listed below


Nominees: Two Directors to the class of Directors whose term expires in 1998:
Kenneth H. Michael and Winfield M. Kelly, Jr.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions
           --------------------------------------------------------------------

2. Approval of Stegman & Company as the Company's independent public accountants for 1995.

3. In their discretion, the proxies are authorized to vote upon such other business matters as may properly come before the meeting.

FOR  / /         AGAINST  / /       ABSTAIN  / /


                                                            Change of Address and
                                                            or comments, Mark Here  / /


                                        Please date and sign exactly as your
                                        name appears to the left. All joint
                                        owners should sign. When signing as a
                                        fiduciary, representative or corporate
                                        officer, give full title as such. If you receive more than one proxy card, please sign and return all cards received.

                                        Dated:                           , 1995
                                               --------------------------


                                        ---------------------------------------
                                        Signature

                                        ---------------------------------------
                                        Signature if held jointly

                                        VOTED MUST BE INDICATED
                                        (x) IN BLACK OR BLUE INK.        /X/

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY, USING THE ENCLOSED ENVELOPE.